Exhibit 99.1

INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie – Vice President	Mark Plungy – Senior Manager
Investor Relations	Corporate Communications
(408) 544-6996	(408) 544-6397
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES FIRST QUARTER RESULTS

San Jose, Calif., April 21, 2009—Altera Corporation (NASDAQ: ALTR) today announced first quarter sales of $264.6 million, down 16 percent from the fourth quarter of 2008 and down 21 percent from the first quarter of 2008. First quarter net income was $44.0 million, $0.15 per diluted share, down from net income of $83.0 million, $0.28 per diluted share, in the fourth quarter of 2008 and $83.9 million, $0.27 per diluted share, in the first quarter of 2008.

First quarter 2009 results include a previously announced $5.2 million pretax restructuring charge. The company’s first quarter 2009 tax expense also includes $2.0 million related to a recently enacted change in California tax law. The combined after-tax impact of these two items was $0.02 per diluted share.

First quarter cash flow from operating activities was $44.0 million. Altera ended the quarter with $1.2 billion in cash and short-term investments.

Altera’s board of directors has declared a quarterly cash dividend of $0.05 per share payable on June 1, 2009 to stockholders of record on May 11, 2009.

“The first quarter business environment was better than we originally anticipated yet overall remains quite challenging. With double digit sequential growth, sales to wireless equipment customers, including those targeting new 3G deployments in China, were a bright spot in the quarter,” said John Daane, president, chief executive officer, and chairman of the board. “Our 40-nm FPGA sales are growing quickly, creating the fastest new product ramp in our history. The product roll out has been on schedule, reinforcing our first mover process advantage as well as providing customers access to the industry’s highest density FPGAs and most advanced transceiver functionality.”

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Several recent accomplishments mark the company’s continuing progress.

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Altera reached another milestone in the successful rollout of the 40-nm Stratix® IV GX FPGA family with initial shipments of the EP4SGX530. This new device is the industry’s largest FPGA—more than 60% larger than any other FPGA on the market. This device is the next member of the Stratix IV GX family to ship following the initial shipment of the industry’s first 40-nm FPGA, the EP4SGX230, in December 2008. The Stratix IV GX family combines advanced transceiver and FPGA technology targeting numerous applications in the communications, broadcast, test, medical, and military markets.

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Altera further expanded its transceiver FPGA portfolio with the announcement of two additional FPGA families with integrated transceivers. The highest performing FPGAs available, Stratix IV GT devices are also the industry’s first FPGAs to include integrated transceivers operating at 11.3 Gbps. This architecture is optimized specifically for 40G and 100G applications such as communications systems, high-end test equipment, and military communications systems. In addition, Altera announced the Arria® II GX family, the lowest power 3.75-Gbps transceiver FPGAs available. With a cost-optimized structure, Arria II GX FPGAs are well suited for wireless infrastructure equipment, wire line access and networking applications, as well as broadcast and other video processing equipment. Stratix IV GT devices began shipping in February, and the first Arria II GX devices will ship in the second quarter of 2009.

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Altera’s 40-nm FPGAs received significant recognition at the 19th annual EDN Innovation Awards ceremony where Stratix IV FPGAs won the “Innovation of the Year Award” in the programmable logic category. In addition, the Stratix IV design team also took top honors, receiving the “Innovator of the Year” award for their innovation in product design and technical leadership. The EDN Innovation Awards honor outstanding products in the electronics industry. EDN uses a combination of balloting by the EDN Advisory Board and voting by EDN’s editorial staff and EDN’s readership to determine the ultimate winners.

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Altera’s 40-nm Stratix IV FPGAs received the Electronic Products China Product of the Year Award. The Electronic Products China Product of the Year award is given to products that show significant progress in technology, innovative design, or offer distinct price/performance improvements compared with competing devices. The Stratix IV family has now received eight industry awards since May 2008 when the family was initially announced and the supporting Quartus® II development software was released.

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Business Outlook for the Second Quarter 2009

Sequential Sales Growth	2% to 7%

Gross Margin	64.5% +/– .5%

Research and Development	$67 to $69 million

SG&A	$56 to $58 million

Other Income	approximately $1 million

Tax Rate	14% to 15%

Conference Call and Quarterly Update:

A conference call will be held today at 1:45 p.m. Pacific Time to discuss the quarter’s results and management’s current business outlook. The webcast and subsequent replay will be available in the Investor Relations section of the company’s website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Altera’s second quarter business update will be issued in a press release available after the market close on June 1, 2009.

Forward-Looking Statements

Statements in this press release that are not historical are “forward-looking statements” as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as “will,” “expects,” “anticipates,” or other words that imply or predict a future state. Forward-looking statements include any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section of this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, vertical market mix, market acceptance of the company’s products, product introduction schedules, the rate of growth of the company’s new products including the Arria GX, Cyclone® II, Cyclone III, Stratix II, Stratix II GX, Stratix III, Stratix IV, MAX® II and HardCopy® device families, changes in the mix of our business between prototyping and production-based demand, as well as changes in

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economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera’s SEC filings are posted on the company’s website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

About Altera

Altera programmable solutions enable system and semiconductor companies to rapidly and cost-effectively innovate, differentiate and win in their markets. Find out more about Altera’s FPGA, CPLD and ASIC devices at www.altera.com.

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Altera, The Programmable Solutions Company, the stylized Altera logo, specific device designations and all other words that are identified as trademarks and/or service marks are, unless noted otherwise, the trademarks and service marks of Altera Corporation in the U.S. and other countries. All other product or service names are the property of their respective holder.

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ALTERA CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

	THREE MONTHS ENDED
	March 27, 2009	December 31, 2008	March 28, 2008
Net sales	$264,602	$314,544	$336,071
Cost of sales	94,029	96,699	117,309

Gross margin	170,573	217,845	218,762
Operating expenses(1)
Research and development	58,190	68,846	61,137
Selling, general, and administrative	60,659	62,757	63,131

Total operating expenses	118,849	131,603	124,268

Operating margin(2)	51,724	86,242	94,494
Compensation expense (benefit) - deferred compensation plan	23	(10,184)	(5,029)
Loss (gain) on deferred compensation plan securities	(23)	10,184	5,029
Interest income and other	(3,378)	(6,118)	(9,151)
Interest expense	1,338	4,456	3,137

Income before income taxes	53,764	87,904	100,508
Income tax expense	9,803	4,863	16,584

Net income	$43,961	$83,041	$83,924

Net income per share:
Basic	$0.15	$0.28	$0.27

Diluted	$0.15	$0.28	$0.27

Shares used in computing per share amounts:
Basic	293,105	294,803	307,418

Diluted	294,881	296,298	310,010

Cash dividends per common share	$0.05	$0.05	$0.04

Tax rate	18.2%	5.5%	16.5%
% of Net sales:
Gross margin	64.5%	69.3%	65.1%
Research and development	22.0%	21.9%	18.2%
Selling, general, and administrative	22.9%	20.0%	18.8%
Operating margin(2)	19.5%	27.4%	28.1%
Net income	16.6%	26.4%	25.0%

Notes:

(1) Includes restructuring expenses as follows:

	THREE MONTHS ENDED
	March 27, 2009	December 31, 2008	March 28, 2008
Research and development	$226	$—	$—
Selling, general, and administrative	4,990	—	—

	$5,216	$—	$—

(2)	We define operating margin as gross margin less research and development and selling, general and administrative expenses, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles (GAAP), as it excludes compensation expense (benefit) associated with deferred compensation plan obligations. Since compensation expense (benefit) associated with our deferred compensation plan obligations is offset by losses (gains) from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	THREE MONTHS ENDED
	March 27, 2009	December 31, 2008	March 28, 2008
Operating margin (non-GAAP)	$51,724	$86,242	$94,494
Compensation expense (benefit) - deferred compensation plan	23	(10,184)	(5,029)

Income from operations (GAAP)	$51,701	$96,426	$99,523

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ALTERA CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 27, 2009	December 31, 2008
Assets
Current assets:
Cash and cash equivalents	$1,234,291	$1,216,743
Accounts receivable, net	182,120	83,430
Inventories	63,333	84,637
Deferred compensation plan assets	59,340	55,990
Deferred income taxes and other current assets	167,916	186,361

Total current assets	1,707,000	1,627,161
Property and equipment, net	191,628	192,262
Deferred income taxes and other assets, net	57,389	60,484

	$1,956,017	$1,879,907

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and current liabilities	$119,125	$124,358
Deferred compensation plan obligations	59,340	55,990
Deferred income and allowances on sales to distributors	245,582	205,674

Total current liabilities	424,047	386,022
Income taxes payable, non-current	180,786	173,880
Long-term credit facility	500,000	500,000
Other non-current liabilities	7,554	20,128
Stockholders’ equity	843,630	799,877

	$1,956,017	$1,879,907

Key Ratios & Information
Current Assets/Current Liabilities	4:1	4:1
Liabilities/Equity	1:1	1:1
TTM Return on Equity	40%	45%
Quarterly Depreciation Expense	$7,457	$7,625
Quarterly Capital Expenditures	$4,553	$11,354
Annualized Net Sales per Employee	$386	$508
Number of Employees	2,717	2,760
Inventory MSOH (1): Altera	2.0	2.6
Inventory MSOH (1): Distribution	1.0	1.0
Days Sales Outstanding	59	25

(1)	MSOH: Months Supply On Hand

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ALTERA CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	THREE MONTHS ENDED
	March 27, 2009	December 31, 2008	March 28, 2008
Cash Flows from Operating Activities:
Net income	$43,961	$83,041	$83,924
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,516	7,684	8,065
Stock-based compensation	15,842	13,743	12,260
Deferred income tax expense	1,838	21,147	4,524
Tax effect of employee stock plans	(1,026)	(12,860)	(509)
Excess tax benefit from employee stock plans	(45)	(194)	(905)
Gain on sale of land	—	—	(112)
Gain on substantive termination of retiree medical plan	(6,488)	—	—
Changes in assets and liabilities:
Accounts receivable, net	(98,690)	137,901	(32,482)
Inventories	21,304	(10,407)	3,097
Other assets	19,385	(25,896)	(2,549)
Accounts payable and other liabilities	(10,399)	(11,202)	(3,674)
Deferred income and allowances on sales to distributors	39,908	(94,107)	68,788
Income taxes payable	7,551	(1,601)	11,142
Deferred compensation plan obligations	3,327	581	(1,912)

Net cash provided by operating activities	43,984	107,830	149,657

Cash Flows from Investing Activities:
Purchases of property and equipment	(4,553)	(11,354)	(3,714)
Proceeds from the maturities and sales of available-for-sale investments	—	3,776	41,929
Proceeds from sale of land	—	—	9,063
Sales (purchases) of deferred compensation plan securities, net	(3,327)	(581)	1,912
Purchases of intangible assets	(438)	—	—

Net cash provided by (used for) investing activities	(8,318)	(8,159)	49,190

Cash Flows from Financing Activities:
Proceeds from issuance of common stock through various stock plans	2,305	11,301	3,224
Minimum statutory withholding-restricted stock units	(3,783)	(12)	(70)
Repurchases of common stock	—	(154,201)	(275,255)
Payment of dividends to stockholders	(14,663)	(14,626)	(12,338)
Excess tax benefit from stock-based compensation	45	194	905
Increase in book overdrafts	—	—	16
Proceeds from long-term credit facility	—	—	100,000
Principal payments on capital lease obligations	(2,022)	(4,980)	(217)

Net cash used for financing activities	(18,118)	(162,324)	(183,735)

Net increase (decrease) in cash and cash equivalents	17,548	(62,653)	15,112
Cash and cash equivalents at beginning of period	1,216,743	1,279,396	890,095

Cash and cash equivalents at end of period	$1,234,291	$1,216,743	$905,207

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ALTERA CORPORATION

REVENUE SUMMARY

(Unaudited)

	THREE MONTHS ENDED			Quarterly Growth Rate
	March 27, 2009	December 31, 2008	March 28, 2008	Sequential Change	Year- Over-Year Change
Geography
North America	19%	23%	23%	-33%	-36%
Asia Pacific	38%	36%	32%	-10%	-6%
Europe	24%	23%	23%	-12%	-19%
Japan	19%	18%	22%	-11%	-30%

Total	100%	100%	100%	-16%	-21%

Product Category
New	53%	48%	40%	-8%	3%
Mainstream	24%	25%	27%	-19%	-30%
Mature & Other	23%	27%	33%	-27%	-45%

Total	100%	100%	100%	-16%	-21%

Market Segment(1)
Telecom & Wireless	46%	38%	34%	2%	6%
Industrial Automation, Military & Auto	21%	25%	22%	-30%	-27%
Networking, Computer & Storage	15%	14%	18%	-14%	-33%
Other	18%	23%	26%	-33%	-45%

Total	100%	100%	100%	-16%	-21%

(1)    Vertical market segment classifications have been modified. For comparative purposes, we have provided supplemental information on the following page that presents market segment results based on the current and previous definitions.

FPGAs and CPLDs
FPGA	77%	75%	72%	-13%	-16%
CPLD	14%	16%	19%	-27%	-41%
Other	9%	9%	9%	-17%	-21%

Total	100%	100%	100%	-16%	-21%

Product Category Description

Category	Products
New	Stratix II (and GX), Stratix III, Stratix IV (and GX/GT), Arria GX, Cyclone II, Cyclone III, MAX II, HardCopy, and Hardcopy II devices
Mainstream	Stratix (and GX), Cyclone, and MAX 3000A devices
Mature & Other	Classic™, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, FLEX® series, APEX™ series, Mercury™, Excalibur™, configuration and other devices, intellectual property cores, and software and other tools

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ALTERA CORPORATION

REVENUE SUMMARY

(Unaudited)

	THREE MONTHS ENDED
	March 27, 2009	March 28, 2008	June 27, 2008	September 26, 2008	December 31, 2008
Market Segment- Previous
Communications	56%	41%	43%	44%	44%
Industrial	28%	35%	35%	36%	36%
Consumer	11%	15%	14%	14%	14%
Computer & Storage	5%	9%	8%	6%	6%

Total	100%	100%	100%	100%	100%

Market Segment- Current
Telecom & Wireless	46%	34%	37%	38%	38%
Industrial Automation, Military & Auto	21%	22%	22%	25%	25%
Networking, Computer & Storage	15%	18%	16%	14%	14%
Other	18%	26%	25%	23%	23%

Total	100%	100%	100%	100%	100%

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